EXHIBIT 31.1

                                  CERTIFICATION

I, Chang H. Ahn, Chief Executive Officer of Rexahn Pharmaceuticals, Inc. certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Rexahn Pharmaceuticals, Inc.

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this quarterly report;

4. The small business issuer's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

                          (a) designed such disclosure controls and procedures,
                or caused such disclosure controls or procedures to be designed under my supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this quarterly report is being prepared;

                          (b) evaluated the effectiveness of the small business
                issuer's disclosure controls and procedures and presented in this quarterly report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

                          (c) disclosed in this report any change in the small
                business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5. The small business issuer's other certifying officer and I have disclosed, based on my most recent evaluation, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

                          (a) all significant deficiencies and material
                weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

                          (b) any fraud, whether or not material, that involves
                management or other employees who have a significant role in the small business issuer's internal control over financial reporting.


Dated:  May 23, 2005


/s/ Chang H. Ahn
-------------------------
Chang H. Ahn
Chief Executive Officer